EXHIBIT 10.16.3

CONFIDENTIAL TREATMENT REQUESTED

Second Amendment (“AMENDMENT”) to

Portal and Advertising Services Agreement

This Second Amendment is entered into and effective as of December 5, 2016 (the “Amendment Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., and hereby amends the Portal and Advertising Services Agreement, as amended (the “Agreement”) between them which has an effective date of May 1, 2016, as set forth below. Capitalized terms used, but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

1.	A new Section 2.2(b)(vii) is added to the Agreement and shall read as follows:

(vii)

No later than December 5, 2016, Synacor shall invoice AT&T for an amount equal to [*] and AT&T shall pay such invoice within [*].  Synacor shall [*] procure additional Synacor Content as specifically directed by AT&T for placement on the Portal (including any Portal Applications). Notwithstanding anything to the contrary in the Agreement, any Synacor Content procured [*].  Without limiting the generality of the foregoing, any such Synacor Content, [*] unless expressly agreed upon by AT&T in writing.  It is understood, however, that Synacor is free to acquire additional distribution rights to such Synacor Content [*] in which case, Synacor shall be free to use that Synacor Content [*] outside of the Portal and Portal Applications, including for other Synacor clients and customers; [*].  If requested by AT&T, Synacor shall use commercially reasonable efforts to obtain from the applicable Third Party provider the right for AT&T to use such additional Synacor Content [*]. In the event that the [*] is not used or allocated in its entirety by [*] any unused or unallocated funds [*] unless

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otherwise agreed by AT&T.  [*] Synacor [*] efforts to procure and manage the Synacor Content described in this clause (vii), and to that end, Synacor will provide quarterly reporting from the Portal Team [*].

2.	In the sixth sentence of Section 7.2(a) of the Agreement [*] such that the sentence now reads as follows:

[*]

3.	Section 8.1(d) of the Agreement is replaced in its entirety with the following:

(d)AT&T and Synacor will work to determine mutually acceptable economic payment terms to Synacor associated with AT&T Content sourced from a Third Party before it is made available on the Portal and Portal Applications since AT&T deal terms may vary with each Third Party Content provider from whom such Content is procured.  In addition, the Parties recognize that certain Synacor Content to be made available on the Portal may be sourced from a Third Party on terms that deviate from Synacor’s standard deal terms for Third Party Content [*].  In those instances where deal terms for Synacor Content deviate from Synacor’s standard terms [*] the Parties will work in good faith to determine mutually acceptable economic payment terms associated with any such Synacor Content before it is made available on the Portal. Email confirmation by each Party of the terms thereof will be sufficient to establish their agreement (with Synacor’s designated email address for such purpose being: [*] and AT&T’s

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designated email address for such purpose being [*] (or such successor email as designated by AT&T)).

4.	Exhibit 6 has been finalized by the Parties pursuant to Section 15.2(e) of the Agreement, and the version of Exhibit 6 attached to this Amendment is hereby incorporated into the Agreement.

5.	Exhibit 13 is replaced in its entirety with the new Exhibit 13 attached to this Amendment.

6.	In [*] Exhibit 18 (Termination Fees), [*] such that [*] now reads as follows:

[*]

7.	Exhibit 23 (SISR) is replaced in its entirety with the new Exhibit 23 attached to this Amendment.

8.

The Parties acknowledge that Exhibit 32 was not finalized by the Parties at the time that the original Agreement was executed and agree that the Parties have since finalized such Exhibit. Therefore, the version of Exhibit 32 attached to this Amendment is hereby incorporated into the Agreement.

9.

Portal Design Engagement.  Synacor and AT&T have agreed that Synacor will retain the services of the consulting firm, [*] for the purpose of providing certain services in connection with the design, development and launch of the Growth Portal and certain aspects of the Core Portal.  The Parties also have agreed that Synacor will retain the services of [*] and may engage additional third party firms with AT&T’s approval, to supplement certain aspects of the [*] engagement. [*], and any such approved third party firm are hereinafter collectively referred to as the “Design Firm.” Certain terms and conditions relating to the Design Firm engagement are set forth in the Statement of Work attached to this Amendment as Appendix 1.

10.	Except as set forth in this Amendment all other terms of the Agreement remain unchanged.

11.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers or representatives as of the Amendment Effective Date.

SYNACOR, INC.

By: ____/s/ Himesh Bhise________

Name: __Himesh Bhise__________

Title:  __CEO__________________

Date: __12-5-16________________

AT&T SERVICES, INC.

(for and on behalf of its operating Affiliates)

By: ____/s/ Benjamin Carroll______

Name: __Benjamin Carroll________

Title: ___Exec. Dir______________

Date: ___12/5/16________________

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Appendix 1

Statement of Work

Growth Portal Design

This Statement of Work (“SOW”), effective July 11, 2016, is entered into as of December 5, 2016 (the “SOW Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., pursuant to the Portal and Advertising Services Agreement, as amended (the “Agreement”), between them which has an effective date of May 1, 2016.  Capitalized terms used, but not defined in this SOW shall have the meanings ascribed to them in the Agreement.

1.

Portal Design Services. Subject to the terms set forth in this SOW, Synacor and AT&T have agreed that Synacor will retain the services of the consulting firm [*] for the purpose of providing certain services in connection with the design, development and launch of the Growth Portal and certain aspects of the Core Portal. The Parties also have agreed that Synacor will retain the services of [*] and may engage additional third party firms with AT&T’s approval, to supplement certain aspects of the [*] engagement. [*] and any such approved third party firm are hereinafter collectively referred to as the “Design Firm.” Synacor will enter into one or more agreements with the Design Firm for the aforementioned purpose (collectively, the “Design Firm Agreement”). The Design Firm shall be collectively retained solely on a consultant – “work for hire” basis.

2.

Payment. Notwithstanding anything set forth in the Agreement: [*] Synacor will issue to AT&T one or more invoices in the aggregate amount of [*] as reimbursement of all fees owed by Synacor to the Design Firm under the Design Firm Agreement (the “Design Firm Fees”), and AT&T shall pay such Design Firm Fees directly to Synacor within [*] the Design Firm Fees are in addition to, and will not be considered part of, the Growth Portal Implementation Budget.  [*]

3.	Intellectual Property Matters. With respect to any Designs and Ideas (as defined below), the following will apply:

a.

All designs, diagrams, documentation, drawings, flow charts, ideas and inventions (whether or not patentable or reduced to practice), know-how, marketing and development plans, materials, methods, models, specifications, and works of authorship provided by the Design Firm under the Design Firm Agreement, other than Synacor’s Background Work Product (collectively, the “Designs and Ideas”), shall be deemed to be owned [*]

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[*].

b.

At the conclusion of the Design Firm engagement, Synacor and AT&T will in good faith agree in writing which of the Designs and Ideas are intended to, or are appropriate for, the Core Portal and/or Growth Portal or otherwise appropriate for a collaborative project between them. Email confirmation by each Party of the terms thereof will be sufficient to establish their agreement (with Synacor’s designated email address for such purpose being: [*] and AT&T’s designated email address for such purpose being [*] (or such successor email as designated by AT&T)). Such ideas are hereinafter referred to as the “Portal Designs and Ideas.” In the event the Parties mutually agree that any of the Portal Designs and Ideas should be developed and implemented into the Core Portal and/or the Growth Portal by Synacor, then notwithstanding anything set forth in the Agreement, Synacor shall perform such development and implementation services subject to the Agreement, [*].

4.

Definition of Commercialized. For the purposes herein, Designs and Ideas are deemed to have been “Commercialized” by a Party if such Party or any of its Affiliates or licensees incorporates any of the Designs and Ideas into a product or service of such Party or its Affiliates or licensee and then offers to sell, sells, or otherwise makes such product or service commercially available to third parties.

5.

Growth Portal Deliverables. Notwithstanding anything set forth in Sections 3.2, 3.3 and 3.4 of the Agreement: (a) if the Parties agree that Synacor will retain the services of a Growth Portal Design Group (other than the Design Firm as addressed in this SOW) as contemplated in Section 3.2 of the Agreement to provide design or development services for the Growth Portal (any such deliverables provided by the Growth Portal Design Group, the “Growth Portal Deliverables”), and (b) if the Parties determine that such Growth Portal Design Group will be paid for the Growth Portal Deliverables either by direct payment from AT&T or indirectly through deduction from the AT&T Revenue Share, then prior to Synacor’s engagement of the Growth Portal Design Group, the Parties will set forth in a Statement of Work their respective rights in the Growth Portal Deliverables, [*]. To be clear, any provision currently included in the Agreement as of the SOW Effective Date (other than Sections 3.2, 3.3 and 3.4 of the Agreement) or subsequently agreed to by the Parties which contemplates payment to Synacor by AT&T

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[*] does not fall under this Paragraph 5, unless the Parties otherwise expressly agree in a Statement of Work.

6.	Warranties; Synacor Indemnity; and Limitation of Liability.

a.

Synacor agrees to make AT&T an express third party beneficiary to the warranties being made by the Design Firm in the Design Agreement. Except as may be provided  pursuant to the preceding sentence, THE DESIGNS AND IDEAS ARE PROVIDED BY SYNACOR TO AT&T “AS IS” WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

b.

Without limiting Synacor’s indemnification obligations as set forth in the Agreement, Synacor agrees to defend, indemnify and hold harmless AT&T and the AT&T Indemnified Parties from and against, and to pay any liabilities, damages, fines, penalties, assessments, interest and expenses, including reasonable attorneys’ fees, arising from any Third Party Claim alleging that (i) the Designs and Ideas [*] or (ii) the implementation of the Portal Designs and Ideas by Synacor or its agents [*] provided, that the indemnity set forth in clause 6(b)(i) above shall apply solely to the extent Synacor is indemnified by the Design Firm for any of the foregoing.

c.

THE FOREGOING INDEMNITY STATES SYNACOR’S ENTIRE LIABILITY FOR THE DESIGNS AND IDEAS, INCLUDING THE IMPLEMENTATION THEREOF, AND EXCEPT AS SET FORTH IN PARAGRAPH 6.b. ABOVE, SYNACOR SHALL NOT BE LIABLE TO AT&T WITH RESPECT TO DESIGNS AND IDEAS, INCLUDING THE IMPLEMENTATION THEREOF, FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, SPECIAL, INDIRECT, INCIDENTAL, PUNATIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF BUSINESS, PROFITS OR GOODWILL, WHETHER OR NOT ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

7.	Miscellaneous.

a.

If there is any inconsistency between the terms of the Agreement and the terms of this SOW, this SOW shall prevail for purposes of this SOW only and except as expressly amended, supplemented or modified by this SOW, the Agreement is unmodified and shall remain in full force and effect.

b.	This SOW may be executed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this SOW by their duly authorized officers or representatives as of the SOW Effective Date.

SYNACOR, INC.

By: ____/s/ Himesh Bhise_______

Name: __Himesh Bhise_________

Title:  ___CEO________________

Date: ___12-5-16______________

AT&T SERVICES, INC.

(for and on behalf of its operating Affiliates)

By: _____/s/ Benjamin Carroll____

Name: __Benjamin Carroll________

Title: ___Exec Dir_______________

Date: ___12/5/16_________________

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Exhibit 6 – Final

Exhibit 6

Cookies

This Exhibit 6 (Cookies), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 6 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.

General. Each Party agrees it will act in accordance with the industry standard codes of conduct put forth by, to the extent applicable to such Party, the Digital Advertising Alliance (DAA) and/or the Network Advertising Initiative (NAI), and the self-regulatory principles for online behavioral advertising established by the DAA and/or the NAI, as the case may be (“Codes of Conduct”).

2.	Third Party Advertising Cookies. The following applies to Advertising-related cookies placed through the Portal by Third Party Advertisers:

a.

Synacor acknowledges that AT&T requires that its third party advertisement placement vendors offer a method to opt-out of participation in accordance with the Codes of Conduct. In accordance therewith, when delivering Advertising under the Agreement, Synacor and AT&T will include or will require that the Synacor Advertisers and AT&T Advertisers, as the case may be, engaged in online behavioral advertising include AdChoices icons, links, or similar mutually agreed upon icons on or around Advertisements delivered via online behavioral advertising so that Users of the Portal are able to access a landing page controlled by AT&T through which they can opt out of participating in online behavioral advertising programs. Further, Synacor also will include a link to the landing page controlled by AT&T, which will be accessible not only via the AdChoices icon but also through a link on the Portal in a location designated by AT&T, through which Users of the Portal will be able to opt-out of receiving cookies from Third Party advertising networks via the NAI cookie opt-out page.

b.

Synacor acknowledges that AT&T requires that Advertisers providing Indirect Advertising belong to the Digital Advertising Alliance (“DAA”).  In accordance therewith [*] AT&T will require that the AT&T Advertisers providing Indirect Advertising belong to the DAA (either directly or through an Affiliate).

c.

Synacor acknowledges that AT&T requires that Advertisers providing Indirect Advertising on the Portal adhere to the Codes of Conduct.  In accordance therewith [*] AT&T will require that the AT&T Advertisers providing Indirect Advertising adhere to the Codes of Conduct.

d.	In furtherance of the above requirements: (i) Synacor will [*] Synacor Advertisers providing Indirect Advertising (either directly or through

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Exhibit 6 – Final

an Affiliate) are members in good standing with the DAA, and (ii) AT&T will [*] AT&T Advertisers providing Indirect Advertising (either directly or through an Affiliate) are members in good standing with the DAA.

e.

If Synacor becomes aware and reasonably believes that any Synacor Advertisers providing Indirect Advertising (i) do not comply with the Codes of Conduct, or (ii) are not members of the DAA, then Synacor shall not allow such Synacor Advertisers to place further Advertisements, and shall remove all existing Advertising from such Advertisers, on the Portal unless and until such Synacor Advertisers have remedied the non-compliance or AT&T has approved such Synacor Advertisers through the Advertising cookie governance process described in Section 4.a. below.

f.

Synacor will use commercially reasonable efforts to ensure that all Synacor Advertisers comply with Synacor’s Advertising policy attached hereto as Schedule 1, and which currently can be found at: http://synacor.com/advertising/ad-policies/.

g.

Notwithstanding the foregoing, it is understood that under current industry standards Third Party providers of paid Content recommendations [*] are not members of the DAA or NAI, and AT&T agrees that Synacor will not be in breach of this Section 2 if Synacor displays Content on the Portal from such Third Party providers, so long as Synacor includes on the Portal a mutually agreeable method by which Users will be able to opt-out of receiving personalized Content from such Third Party providers.

3.	Additional Advertising Cookie Requirements for Synacor-Created Cookies.

a.	It is understood that as of the Effective Date, Synacor does not itself create Advertising cookies that require NAI opt-out. [*]

b.

Synacor-created cookies shall not collect “personal information”, as defined in COPPA, from children that such Party has actual knowledge are under the age of thirteen or from web sites directed to children under the age of thirteen for Online Behavioral Advertising, or engage in online behavioral advertising directed to children where such Party has actual knowledge are under the age of thirteen, unless such activities are done in compliance with the COPPA.

4.	General Cookie Requirements.

a.	[*]

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Exhibit 6 – Final

[*]

b.

Each Party further agrees it will not implement cookies or knowingly allow any Third Party to implement cookies through the Portal, delivered by or on behalf of such Party, that are inconsistent with the following guidelines:

i.	[*]

ii.	Cookies should not collect or use financial account numbers, Social Security numbers, pharmaceutical prescriptions, or medical records about a specific individual without such individual’s consent.

iii.	Cookies must abide by [*].

iv.	Cookies should not be used in association with any Deep Packet Inspection type technologies unless:

1.	Information within cookies is anonymized; and

2.	PII associated within the cookie is filtered out.

v.	PII data contained within third party or first party cookies data may NOT be transferred to a non-Affiliate for online behavioral advertising purposes.

vi.

Where possible, cookies should have an expiration date consistent with the shelf life or usefulness of the data stored in the cookie. This includes the use of session cookies instead of persistent cookies when relevant. [*]

vii.	Where reasonably and technically possible, cookies must be properly labeled to provide transparency. [*]

viii.

Cookies will not collect “personal information”, as defined in COPPA, from children that such Party has actual knowledge are under the age of thirteen or from web sites directed to children under the age of thirteen for Online Behavioral Advertising, or engage in online behavioral advertising directed to children where such Party has actual knowledge are under the age of thirteen, unless such activities are done in compliance with the COPPA.

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Exhibit 6 – Final

ix.	[*]

x.	[*]

xi.	Cookies should be responsibly sized. [*]

xii.	Flash cookies may not be used on Portal web pages in conjunction with any beacon technology to collect any level of PII and/or be associated with behavioral advertising.

xiii.	Supercookies (that is, cookies set for a TLD) may not be used on AT&T web pages.

xiv.	No PII collection practices may be associated with Java applets for on-browser cookies.

xv.	For avoidance of doubt, Java server based cookies will follow the same guidelines as all other cookies described in this Exhibit 6.

xvi.	[*]

xvii.	Cookies should not store sensitive information such as credit card numbers.

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Exhibit 13

Exhibit 13

Human Resources Requirements

This Exhibit 13 (Human Resources Requirements), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 13 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	General Manager and Synacor Relationship Leader: [*]
2.	Key Synacor Personnel:

Number	Individual	Position
1	[*]	[*]
2	[*]	[*]
3	[*]	[*]
4	[*]	[*]

3.	[*]
4.	HR Procedures.

Promptly after the effective date of the Second Amendment to the Agreement, the Parties will agree in writing upon the matters described below.  Email confirmation by each Party of the terms thereof will be sufficient to establish their agreement (with Synacor’s designated email address for such purpose being: [*] and AT&T’s designated email address for such purpose being [*] (or such successor email as designated by AT&T)):

[*]

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Exhibit 13

[*]

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Exhibit 23 – Final

Exhibit 23

SISR

This Exhibit 23 (SISR), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 23 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

AT&T Supplier Information Security Requirements [*]

[*] [13 pages omitted]

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Exhibit 23 – Final

Exhibit 32

Form of Non-Disclosure Agreement

This Exhibit 32 (Form of Non-Disclosure Agreement), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).

CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

This Confidentiality and Non-Disclosure Agreement (this “Agreement”) is made this _____ day of ________________, 2016, by and between Synacor, Inc. (the “Company”) and AT&T Services, Inc. (the “Recipient”). The Company and the Recipient are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties are concurrently herewith entering into a Portal and Advertising Services Agreement, dated April 1, 2016 (the “Commercial Agreement”), pursuant to which the Recipient [*];

WHEREAS, the Parties agree that it is necessary and desirable that the Company [*] with certain information considered to be proprietary or confidential [*]; and

WHEREAS, the Parties desire to maintain the confidentiality of information provided by the Company [*] and to provide a procedure designed to protect such proprietary or confidential information from unauthorized use and disclosure.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties agree as follows:

1.The term “Information,” as used in this Agreement, shall mean any and all non-public, confidential and/or proprietary information of the Company furnished or disclosed, on or after the date hereof, [*] by the Company or on its behalf, whether such information is written, oral or graphic, and whether included in any analyses, compilations, studies, reports, or other documents or presentations, including, but not limited to, financial plans and records, marketing plans, business strategies and relationships with third parties, present and proposed products, trade secrets, information regarding customer and suppliers, personnel and compensation related information, strategic planning and systems, and contractual terms.  Notwithstanding the foregoing or anything else to the contrary, the term “Information” shall not include any information that (a) is or becomes generally known or available to the public through no breach hereof by the Recipient or its Representatives; (b) was independently developed by or for the Recipient or its Representatives, or acquired by the Recipient or its Representatives, without any use of or reference to non-public, confidential and/or proprietary information of the

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Exhibit 32

Company; or (c) was obtained by, or available to, the Recipient or its Representatives from a third party which, to the Recipient’s knowledge, was not bound by any confidentiality obligation to the Company which would prohibit such third party from disclosing such information to the Recipient.

For the purposes of this Agreement, the term “Representatives” shall mean [*] the Recipient’s affiliates and the Recipient’s and its affiliates’ respective directors, officers, controlling persons, employees, agents, contractors, advisors, attorneys, accountants, and service providers.

2.[*] Except to the extent set forth in a written consent by the Company to disclosure of Information, the Recipient shall not disclose the Information to any [*] third parties, shall take reasonable actions to protect and maintain the confidentiality of such Information and shall use the Information solely in connection with [*]; provided, however, that the Information provided by the Company may be disclosed to the Recipient’s Representatives and as otherwise permitted by this Agreement.  The Recipient agrees (a) that the Recipient shall direct its Representatives to maintain the confidential and proprietary nature of the Information to the extent required of the Recipient hereby and (b) that the Recipient agrees to be responsible for any disclosures by its Representatives which violate this Agreement.  The Recipient is aware of and acknowledges, and shall ensure that any of its Representatives that receive Information are aware of and acknowledge, that there are restrictions or prohibitions imposed by the Securities and Exchange Commission and any applicable laws or regulations on using Information in connection with the trading of the Company’s securities.

3.Following receipt of a written request from the Company, the Recipient shall deliver to the Company or destroy (at the Recipient’s option) any copies of the Information provided to the Recipient [*] and the Recipient shall certify in writing to its compliance with this Section 3.  Notwithstanding the foregoing, however, the Recipient may retain copies of the Information to the extent legally required for legal, regulatory, internal analysis, and disaster recovery purposes.

4.The Parties agree that no failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof.

5.In the event that the Recipient and/or its Representatives is legally compelled by law, regulation, subpoena, court order, administrative proceeding, or investigation by any government authority or agency or other similar legal process to disclose any Information that it received from the Company, the Recipient shall provide to the Company in writing prompt notice (if legally permissible) of any such request or requirement so that the Company may, at its own cost, intervene and seek an appropriate protective order or waive certain of the Recipient’s and/or its Representatives’ obligations under this Agreement.  Failing the entry of a protective order or the receipt of a waiver hereunder (or if the protective order that is obtained does not relieve the Recipient and/or its Representatives from its or their duty of disclosure), if the Recipient or its Representative(s), on the advice of such party’s counsel, is required or compelled

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Exhibit 32

to disclose Information, the Parties agree that the Recipient or its Representative(s) may disclose that portion of Information that, on the advice of the Recipient’s or its Representative(s)’ counsel, the Recipient or its Representative(s) is/are required or compelled to disclose.

6.This Agreement, together with the Commercial Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreements and understandings in connection therewith.  This Agreement may be amended or waived only by a written agreement signed by both Parties which makes specific reference to this Agreement.

7.The Parties acknowledge and agree that each Party may be irreparably damaged by any breach of this Agreement.  In addition to the rights and remedies otherwise available at law or in equity, the Parties agree that each Party shall be entitled to equitable relief, including an injunction or specific performance, in the event of any breach of this Agreement by the other Party.  The Recipient and each of its Representatives that receives Information pursuant to this Agreement agree to use commercially reasonable efforts to assist, at such parties’ sole expense, the Company in remedying any unauthorized use or disclosure of the Information caused by any such breach of this Agreement by the Recipient or its Representatives, including, but not limited to, any unlawful trading of the Company’s securities as described in Section 2 above.

8.This Agreement may be executed in multiple counterparts each of which shall be deemed an original hereof and all of which when taken together shall constitute one and the same document.

9.This Agreement will terminate automatically, without notice, upon the termination of the Commercial Agreement; provided, however, that the obligation to keep Information confidential pursuant to the terms of this Agreement shall survive such termination and continue in effect until the date that is one year after the termination of the Commercial Agreement.

10.This Agreement shall be governed by the laws of the State of New York, without regard to conflicts of law principles.

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[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 32

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above.

SYNACOR, INC.	AT&T SERVICES, INC.

By: ________________________By: _________________________________

Name:  Name:

Title:  Title:

[*]

4

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.